Exhibit 10.25

SECOND AMENDMENT TO AIR CARGO CENTER LEASE

THIS SECOND AMENDMENT TO AIR CARGO CENTER LEASE (the "Second Amendment") is entered into as of the ___ day of _________, 2015, by and between MCP CARGO, LLC, a Nevada limited liability company ("Landlord") and A-M GLOBAL LOGISTICS, LLC, a Delaware limited liability company ("Tenant").

R E C I T A L S

A.
Landlord and Tenant entered into that certain Air Cargo Center Lease, dated November 21, 2014, (the "Lease") for the leasing of the Premises more fully described therein.

B. Landlord and Tenant entered into that certain First Amendment to Real Estate Lease dated August 28, 2015 ( the “First Amendment” and together with the Original Lease, the “Lease”) pursuant to which the rentable square feet and useable square feet of the Premises were adjusted as provided in the First Amendment.

C.
Landlord and Tenant have agreed to further amend the Lease as provided herein.

NOW, THEREFORE, based upon the covenants and promises contained herein and other good and valuable consideration, Landlord and Tenant mutually agree as follows:

1. COMMENCMENT DATE/EXPANSION SPACE/NEW PREMISES: Commencement Date for the Expansion Space/New Premises shall commence on January 1, 2016.

2. Miscellaneous: Except as modified herein, the Lease shall remain in full force and effect. All capitalized terms not defined herein shall have the same meaning as defined in the Lease. This Second Amendment may be executed in counterparts. Each of said counterparts, when so executed and delivered, shall be deemed an original and, taken together, shall constitute but one and the same instrument. This Second Amendment may be executed by a facsimile of the signature of any party, with the facsimile signature having the same force and effect as if this consent had been executed by the actual signature of any party.

IN WITNESS WHEREOF, this Second Amendment has been executed on the day and year above written.

LANDLORD: TENANT:

MCP Cargo, LLC A-M GLOBAL LOGISTICs, LLC, a

a Nevada limited liability company Delaware limited liability company

By: _____/s/ Gregory K Wells_____ By: _/s/ Brian Aquilino_______________

Print Name: _Gregory K. Wells_____ Print Name: __Brian Aquilino_________

Print Title: ____Manager___________ Print Title: __COO _______________